                                                               Sub-Item 77Q1(e)

                            MEMORANDUM OF AGREEMENT
                            (ADVISORY FEE WAIVERS)

   This Memorandum of Agreement is entered into as of the effective date on the attached Exhibit A and B (each an "Exhibit" or, collectively the "Exhibits"), between AIM Counselor Series Trust (Invesco Counselor Series Trust), AIM Equity Funds (Invesco Equity Funds), AIM Funds Group (Invesco Funds Group), AIM Growth Series (Invesco Growth Series), AIM International Mutual Funds (Invesco International Mutual Funds), AIM Investment Funds (Invesco Investment Funds), AIM Investment Securities Funds (Invesco Investment Securities Funds), AIM Sector Funds (Invesco Sector Funds), AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), AIM Treasurer's Series Trust (Invesco Treasurer's Series Trust), AIM Variable Insurance Funds (Invesco Variable Insurance Funds), Invesco Advantage Municipal Income Trust II, Invesco Bond Fund, Invesco California Value Municipal Income Trust, Invesco Dynamic Credit Opportunities Fund, Invesco Exchange Fund, Invesco High Income 2023 Target Term Fund, Invesco High Income Trust II, Invesco Management Trust, Invesco Municipal Income Opportunities Trust, Invesco Municipal Opportunity Trust, Invesco Municipal Trust, Invesco Pennsylvania Value Municipal Income Trust, Invesco Quality Municipal Income Trust, Invesco Securities Trust, Invesco Senior Income Trust, Invesco Trust for Investment Grade Municipals, Invesco Trust for Investment Grade New York Municipals and Invesco Value Municipal Income Trust (each a "Trust" or, collectively, the "Trusts"), on behalf of the funds listed on the Exhibits to this Memorandum of Agreement (the "Funds"), and Invesco Advisers, Inc. ("Invesco"). Invesco shall and hereby agrees to waive fees of the Funds, on behalf of their respective classes as applicable, severally and not jointly, as indicated in the Exhibits.

   For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Invesco agrees that until at least the expiration date set forth on Exhibit A (the "Expiration Date") and with respect to those Funds listed on the Exhibit, Invesco will waive its advisory fees at the rate set forth on the Exhibit.

   For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Trusts and Invesco agree as follows:

    1. Invesco agrees that until the expiration date, if any, of the commitment set forth on the attached Exhibit B occurs, as such Exhibit B is amended from time to time, Invesco will waive advisory fees payable by an Investing Fund (defined below) in an amount equal to 100% of the net advisory fee Invesco receives on the Uninvested Cash (defined below) from the Affiliated Money Market Fund (defined below) in which the Investing Fund invests (the "Waiver").

       i. Invesco's Fund Accounting Group will calculate, and apply, the Waiver monthly, based upon the average investment of Uninvested Cash made by the Investing Fund during the previous month in an Affiliated Money Market Fund.

       ii. The Waiver will not apply to those Investing Funds that do not charge an advisory fee, either due to the terms of their advisory agreement, or as a result of contractual or voluntary fee waivers.

       iii. The Waiver will not apply to cash collateral for securities lending.

       For purposes of the paragraph above, the following terms shall have the following meanings:

       (a) "Affiliated Money Market Fund" - any existing or future Trust that holds itself out as a money market fund and complies with Rule 2a-7 under the Investment Company Act of 1940, as amended;

       (b) "Investing Fund" - any Fund investing Cash Balances and/or Cash Collateral in an Affiliated Money Market Fund; and

       (c) "Uninvested Cash" - cash available and uninvested by a Trust that may result from a variety of sources, including dividends or interest received on portfolio securities, unsettled securities transactions, strategic reserves, matured investments, proceeds from liquidation of investment securities, dividend payments, or new investor capital.

    2. Neither a Trust nor Invesco may remove or amend the Waiver to a Trust's detriment prior to the Expiration Date without requesting and receiving the approval of the Board of Trustee of the applicable Fund's Trust to remove or amend such Waiver. Invesco will not have any right to reimbursement of any amount so waived.

   Subject to the foregoing paragraphs, Invesco agrees to review the then-current waivers for each class of the Funds listed on the Exhibits on a date prior to the Expiration Date to determine whether such waivers should be amended, continued or terminated. The waivers will expire upon the Expiration Date unless Invesco has agreed to continue them. The Exhibits will be amended to reflect any such agreement.

   It is expressly agreed that the obligations of the Trusts hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Trusts personally, but shall only bind the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust. The execution and delivery of this Memorandum of Agreement have been authorized by the Trustees of each Trust, and this Memorandum of Agreement has been executed and delivered by an authorized officer of each Trust acting as such; neither such authorization by such Trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust.

   IN WITNESS WHEREOF, each of the Trusts, on behalf of itself and its Funds listed in Exhibit A and B to this Memorandum of Agreement, and Invesco have entered into this Memorandum of Agreement as of the Effective Date on the attached Exhibits.

AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR   INVESCO CALIFORNIA VALUE MUNICIPAL
SERIES TRUST)                                   INCOME TRUST
AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)         INVESCO DYNAMIC CREDIT OPPORTUNITIES FUND
AIM FUNDS GROUP (INVESCO FUNDS GROUP)           INVESCO EXCHANGE FUND
AIM GROWTH SERIES (INVESCO GROWTH SERIES)       INVESCO HIGH INCOME 2023 TARGET TERM FUND
AIM INTERNATIONAL MUTUAL FUNDS (INVESCO         INVESCO HIGH INCOME TRUST II
INTERNATIONAL MUTUAL FUNDS)                     INVESCO MANAGEMENT TRUST
AIM INVESTMENT FUNDS (INVESCO INVESTMENT        INVESCO MUNICIPAL INCOME OPPORTUNITIES TRUST
FUNDS)                                          INVESCO MUNICIPAL OPPORTUNITY TRUST
AIM INVESTMENT SECURITIES FUNDS (INVESCO        INVESCO MUNICIPAL TRUST
INVESTMENT SECURITIES FUNDS)                    INVESCO PENNSYLVANIA VALUE MUNICIPAL INCOME
AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)         TRUST
AIM TAX-EXEMPT FUNDS (INVESCO TAX- EXEMPT       INVESCO QUALITY MUNICIPAL INCOME TRUST
FUNDS)                                          INVESCO SECURITIES TRUST
AIM TREASURER'S SERIES TRUST (INVESCO           INVESCO SENIOR INCOME TRUST
TREASURER'S SERIES TRUST)                       INVESCO TRUST FOR INVESTMENT GRADE
AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE  MUNICIPALS
INSURANCE FUNDS)                                INVESCO TRUST FOR INVESTMENT GRADE NEW YORK
INVESCO ADVANTAGE MUNICIPAL INCOME TRUST II     MUNICIPALS
INVESCO BOND FUND                               INVESCO VALUE MUNICIPAL INCOME TRUST

      on behalf of the Funds listed in the Exhibit to this Memorandum of Agreement

      By:     /s/ John M. Zerr
              --------------------------
      Title:  Senior Vice President

      INVESCO ADVISERS, INC.

      By:     /s/ John M. Zerr
              --------------------------
      Title:  Senior Vice President

                         EXHIBIT A TO ADVISORY FEE MOA

AIM COUNSELOR SERIES TRUST
(INVESCO COUNSELOR                                                                                         EFFECTIVE  EXPIRATION
SERIES TRUST)                                            WAIVER DESCRIPTION                                  DATE        DATE
--------------------------  ------------------------------------------------------------------------------ ---------- ----------
 Invesco Strategic Real     Invesco will waive advisory fees in an amount equal to the advisory fees
 Return Fund                earned on underlying affiliated investments                                    4/30/2014  06/30/2019

AIM INVESTMENT FUNDS                                                                                       EFFECTIVE  EXPIRATION
(INVESCO INVESTMENT FUNDS                                WAIVER DESCRIPTION                                  DATE        DATE
-------------------------   ------------------------------------------------------------------------------ ---------- ----------
 Invesco Balanced-Risk
 Commodity Strategy         Invesco will waive advisory fees in an amount equal to the advisory fees
 Fund                       earned on underlying affiliated investments                                     02/24/15  06/30/2019

 Invesco Global Targeted    Invesco will waive advisory fees in an amount equal to the advisory fees
 Returns Fund               earned on underlying affiliated investments                                    12/17/2013 06/30/2019

AIM TREASURER'S SERIES
TRUST (INVESCO TREASURER'S                                                                                 EFFECTIVE  EXPIRATION
SERIES TRUST)                                            WAIVER DESCRIPTION                                  DATE        DATE
--------------------------  ------------------------------------------------------------------------------ ---------- ----------
 Premier Portfolio          Invesco will waive advisory fees in the amount of 0.07% of the Fund's average
                            daily net assets                                                                2/1/2011  12/31/2017

 Premier U.S.
 Government Money           Invesco will waive advisory fees in the amount of 0.07% of the Fund's average
 Portfolio                  daily net assets                                                                2/1/2011  12/31/2017

 Premier Tax-Exempt         Invesco will waive advisory fees in the amount of 0.05% of the Fund's average
 Portfolio                  daily net assets                                                               06/01/2016 12/31/2017

                                  EXHIBIT "B"

          AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)

PORTFOLIO                                           EFFECTIVE DATE    COMMITTED UNTIL
---------                                         ------------------- ---------------
Invesco American Franchise Fund                   February 12, 2010   June 30, 2019
Invesco California Tax-Free Income Fund           February 12, 2010   June 30, 2019
Invesco Core Plus Bond Fund                          June 2, 2009     June 30, 2019
Invesco Equally-Weighted S&P 500 Fund             February 12, 2010   June 30, 2019
Invesco Equity and Income Fund                    February 12, 2010   June 30, 2019
Invesco Floating Rate Fund                           July 1, 2007     June 30, 2019
Invesco Global Real Estate Income Fund               July 1, 2007     June 30, 2019
Invesco Growth and Income Fund                    February 12, 2010   June 30, 2019
Invesco Low Volatility Equity Yield Fund             July 1, 2007     June 30, 2019
Invesco Pennsylvania Tax Free Income Fund         February 12, 2010   June 30, 2019
Invesco S&P 500 Index Fund                        February 12, 2010   June 30, 2019
Invesco Short Duration High Yield Municipal Fund  September 30, 2015  June 30, 2019
Invesco Small Cap Discovery Fund                  February 12, 2010   June 30, 2019
Invesco Strategic Real Return Fund                  April 30, 2014    June 30, 2019

                      AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)

PORTFOLIO                                           EFFECTIVE DATE    COMMITTED UNTIL
---------                                         ------------------- ---------------
Invesco Charter Fund                                 July 1, 2007     June 30, 2019
Invesco Diversified Dividend Fund                    July 1, 2007     June 30, 2019
Invesco Summit Fund                                  July 1, 2007     June 30, 2019

                       AIM FUNDS GROUP (INVESCO FUNDS GROUP)

FUND                                                EFFECTIVE DATE    COMMITTED UNTIL
----                                              ------------------- ---------------
Invesco European Small Company Fund                  July 1, 2007     June 30, 2019
Invesco Global Core Equity Fund                      July 1, 2007     June 30, 2019
Invesco International Small Company Fund             July 1, 2007     June 30, 2019
Invesco Small Cap Equity Fund                        July 1, 2007     June 30, 2019

                     AIM GROWTH SERIES (INVESCO GROWTH SERIES)

FUND                                                EFFECTIVE DATE    COMMITTED UNTIL
----                                              ------------------- ---------------
Invesco Alternative Strategies Fund                October 14, 2014   June 30, 2019
Invesco Convertible Securities Fund               February 12, 2010   June 30, 2019
Invesco Global Low Volatility Equity Yield Fund      July 1, 2007     June 30, 2019
Invesco Mid Cap Core Equity Fund                     July 1, 2007     June 30, 2019
Invesco Multi-Asset Inflation Fund                 October 14, 2014   June 30, 2019
Invesco Quality Income Fund                       February 12, 2010   June 30, 2019
Invesco Small Cap Growth Fund                        July 1, 2007     June 30, 2019

        AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS)

FUND                                                EFFECTIVE DATE    COMMITTED UNTIL
----                                              ------------------- ---------------
Invesco Asia Pacific Growth Fund                     July 1, 2007     June 30, 2019
Invesco European Growth Fund                         July 1, 2007     June 30, 2019
Invesco Global Growth Fund                           July 1, 2007     June 30, 2019
Invesco Global Opportunities Fund                   August 3, 2012    June 30, 2019
Invesco Global Responsibility Equity Fund           June 30, 2016     June 30, 2019
Invesco Global Small & Mid Cap Growth Fund           July 1, 2007     June 30, 2019
Invesco International Companies Fund              December 21, 2015   June 30, 2019
Invesco International Core Equity Fund               July 1, 2007     June 30, 2019
Invesco International Growth Fund                    July 1, 2007     June 30, 2019
Invesco Select Opportunities Fund                   August 3, 2012    June 30, 2019

                  AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)

                                                                        COMMITTED
FUND                                                EFFECTIVE DATE       UNTIL
----                                              ------------------- --------------
Invesco All Cap Market Neutral Fund               December 17, 2013   June 30, 2019
Invesco Balanced-Risk Allocation Fund/1/             May 29, 2009     June 30, 2019
Invesco Balanced-Risk Commodity Strategy Fund/2/  November 29, 2010   June 30, 2019
Invesco Developing Markets Fund                      July 1, 2007     June 30, 2019
Invesco Emerging Markets Equity Fund                 May 11, 2011     June 30, 2019
Invesco Emerging Markets Flexible Bond Fund/3/      June 14, 2010     June 30, 2019
Invesco Endeavor Fund                                July 1, 2007     June 30, 2019
Invesco Global Health Care Fund                      July 1, 2007     June 30, 2019
Invesco Global Infrastructure Fund                   May 2, 2014      June 30, 2019
Invesco Global Market Neutral Fund                December 17, 2013   June 30, 2019
Invesco Global Targeted Returns Fund/5/           December 17, 2013   June 30, 2019
Invesco Greater China Fund                           July 1, 2007     June 30, 2019
Invesco Long/Short Equity Fund                    December 17, 2013   June 30, 2019
Invesco Low Volatility Emerging Markets Fund      December 17, 2013   June 30, 2019
Invesco Macro Allocation Strategy Fund/4/         September 25, 2012  June 30, 2019
Invesco Macro International Equity Fund           December 17, 2013   June 30, 2019
Invesco Macro Long/Short Fund                     December 17, 2013   June 30, 2019
Invesco MLP Fund                                   August 29, 2014    June 30, 2019
Invesco Multi-Asset Income Fund/6/                December 13, 2011   June 30, 2019
Invesco Pacific Growth Fund                       February 12, 2010   June 30, 2019
Invesco Select Companies Fund                        July 1, 2007     June 30, 2019
Invesco World Bond Fund                              July 1, 2007     June 30, 2019

       AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS)

                                                                        COMMITTED
FUND                                                EFFECTIVE DATE       UNTIL
----                                              ------------------- --------------
Invesco Corporate Bond Fund                       February 12, 2010   June 30, 2019
Invesco Global Real Estate Fund                      July 1, 2007     June 30, 2019
Invesco Government Money Market Fund                 July 1, 2007     June 30, 2019
Invesco High Yield Fund                              July 1, 2007     June 30, 2019
Invesco Real Estate Fund                             July 1, 2007     June 30, 2019
Invesco Short Duration Inflation Protected Fund      July 1, 2007     June 30, 2019
Invesco Short Term Bond Fund                         July 1, 2007     June 30, 2019
Invesco U.S. Government Fund                         July 1, 2007     June 30, 2019

--------
/1/ Advisory fees to be waived by Invesco for Invesco Balanced-Risk Allocation Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund I, Ltd. invests.
2 Advisory fees to be waived by Invesco for Invesco Balanced-Risk Commodity Strategy Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund III, Ltd. invests.
3 Advisory fees to be waived by Invesco for Invesco Emerging Markets Flexible Bond Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Emerging Markets Flexible Bond Cayman, Ltd. invests.
4 Advisory fees to be waived by Invesco for Invesco Macro Allocation Strategy Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund V, Ltd. invests.
5 Advisory fees to be waived by Invesco for Invesco Global Targeted Returns Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund VII, Ltd. invests.
6 Advisory fees to be waived by Invesco for Invesco Multi-Asset Income Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Multi-Asset Income Cayman, Ltd. invests.

                    AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)

FUND                                              EFFECTIVE DATE    COMMITTED UNTIL
----                                             ------------------ ---------------
Invesco American Value Fund                      February 12, 2010  June 30, 2019
Invesco Comstock Fund                            February 12, 2010  June 30, 2019
Invesco Energy Fund                                July 1, 2007     June 30, 2019
Invesco Dividend Income Fund                       July 1, 2007     June 30, 2019
Invesco Gold & Precious Metals Fund                July 1, 2007     June 30, 2019
Invesco Mid Cap Growth Fund                      February 12, 2010  June 30, 2019
Invesco Small Cap Value Fund                     February 12, 2010  June 30, 2019
Invesco Technology Fund                            July 1, 2007     June 30, 2019
Invesco Technology Sector Fund                   February 12, 2010  June 30, 2019
Invesco Value Opportunities Fund                 February 12, 2010  June 30, 2019

                 AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)

FUND                                              EFFECTIVE DATE    COMMITTED UNTIL
----                                             ------------------ ---------------
Invesco High Yield Municipal Fund                February 12, 2010  June 30, 2019
Invesco Intermediate Term Municipal Income Fund  February 12, 2010  June 30, 2019
Invesco Municipal Income Fund                    February 12, 2010  June 30, 2019
Invesco New York Tax Free Income Fund            February 12, 2010  June 30, 2019
Invesco Tax-Exempt Cash Fund                       July 1, 2007     June 30, 2019
Invesco Limited Term Municipal Income Fund         July 1, 2007     June 30, 2019

         AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)

FUND                                              EFFECTIVE DATE    COMMITTED UNTIL
----                                             ------------------ ---------------
Invesco V.I. American Franchise Fund             February 12, 2010  June 30, 2019
Invesco V.I. American Value Fund                 February 12, 2010  June 30, 2019
Invesco V.I. Balanced-Risk Allocation Fund/7/    December 22, 2010  June 30, 2019
Invesco V.I. Comstock Fund                       February 12, 2010  June 30, 2019
Invesco V.I. Core Equity Fund                      July 1, 2007     June 30, 2019
Invesco V.I. Core Plus Bond Fund                  April 30, 2015    June 30, 2019
Invesco V.I. Diversified Dividend Fund           February 12, 2010  June 30, 2019
Invesco V.I. Equally-Weighted S&P 500 Fund       February 12, 2010  June 30, 2019
Invesco V.I. Equity and Income Fund              February 12, 2010  June 30, 2019
Invesco V.I. Global Core Equity Fund             February 12, 2010  June 30, 2019
Invesco V.I. Global Health Care Fund               July 1, 2007     June 30, 2019
Invesco V.I. Global Real Estate Fund               July 1, 2007     June 30, 2019
Invesco V.I. Government Money Market Fund          July 1, 2007     June 30, 2019
Invesco V.I. Government Securities Fund            July 1, 2007     June 30, 2019
Invesco V.I. Growth and Income Fund              February 12, 2010  June 30, 2019
Invesco V.I. High Yield Fund                       July 1, 2007     June 30, 2019
Invesco V.I. International Growth Fund             July 1, 2007     June 30, 2019
Invesco V.I. Managed Volatility Fund               July 1, 2007     June 30, 2019
Invesco V.I. Mid Cap Core Equity Fund              July 1, 2007     June 30, 2019
Invesco V.I. Mid Cap Growth Fund                 February 12, 2010  June 30, 2019
Invesco V.I. S&P 500 Index Fund                  February 12, 2010  June 30, 2019
Invesco V.I. Small Cap Equity Fund                 July 1, 2007     June 30, 2019
Invesco V.I. Technology Fund                       July 1, 2007     June 30, 2019
Invesco V.I. Value Opportunities Fund              July 1, 2007     June 30, 2019

/7/ Advisory fees to be waived by Invesco for Invesco V.I. Balanced-Risk Allocation Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund IV, Ltd. invests.

                             INVESCO EXCHANGE FUND

FUND                                                      EFFECTIVE DATE    COMMITTED UNTIL
----                                                    ------------------- ---------------
Invesco Exchange Fund                                   September 30, 2015  June 30, 2019

                                 INVESCO SECURITIES TRUST

FUND                                                      EFFECTIVE DATE    COMMITTED UNTIL
----                                                    ------------------- ---------------
Invesco Balanced-Risk Aggressive Allocation Fund/8/      January 16, 2013   June 30, 2019

                                 INVESCO MANAGEMENT TRUST

FUND                                                      EFFECTIVE DATE    COMMITTED UNTIL
----                                                    ------------------- ---------------
Invesco Conservative Income Fund                           July 1, 2014     June 30, 2019

                                     CLOSED-END FUNDS

FUND                                                      EFFECTIVE DATE    COMMITTED UNTIL
----                                                    ------------------- ---------------
Invesco Advantage Municipal Income Trust II                May 15, 2012     June 30, 2019
Invesco Bond Fund                                        August 26, 2015    June 30, 2019
Invesco California Value Municipal Income Trust            May 15, 2012     June 30, 2019
Invesco Dynamic Credit Opportunities Fund                  May 15, 2012     June 30, 2019
Invesco High Income 2023 Target Term Fund               November 28, 20016  June 30, 2019
Invesco High Income Trust II                               May 15, 2012     June 30, 2019
Invesco Municipal Income Opportunities Trust             August 26, 2015    June 30, 2019
Invesco Municipal Opportunity Trust                        May 15, 2012     June 30, 2019
Invesco Municipal Trust                                    May 15, 2012     June 30, 2019
Invesco Pennsylvania Value Municipal Income Trust          May 15, 2012     June 30, 2019
Invesco Quality Municipal Income Trust                   August 26, 2015    June 30, 2019
Invesco Senior Income Trust                                May 15, 2012     June 30, 2019
Invesco Trust for Investment Grade Municipals              May 15, 2012     June 30, 2019
Invesco Trust for Investment Grade New York Municipals     May 15, 2012     June 30, 2019
Invesco Value Municipal Income Trust                       June 1, 2010     June 30, 2019

/8/ Advisory fees to be waived by Invesco for Invesco Balanced-Risk Aggressive Allocation Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund VI, Ltd. invests.